AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Agreement”) is made and entered into effective as of November 10, 2006, by and between Guardian Technologies International, Inc., a Delaware corporation (the “Borrower”), and Michael W. Trudnak (the “Lender”).

WITNESSETH:

WHEREAS, the Borrower and Lender entered into Loan Agreements, dated April 21, 2006, October 3, 2006, and October 18, 2006 (collectively, the “Loan Agreements”), pursuant to which the Lender loaned to the Borrower $200,000, $102,000 and $100,000, respectively, (for an aggregate of $402,000) for the purpose of facilitating on-going operations; and

WHEREAS, the principal amount of the April 21, 2006 loan was evidenced by a promissory note dated April 21, 2006 (the “April 21, 2006 Note”), the principal amount of the October 3, 2006 loan was represented by a promissory note dated October 3, 2006 (the “October 3, 2006 Note”), and the October 18, 2006 loan was represented by a promissory note dated October 18, 2006 (the “October 18, 2006 Note”), each as executed by the Borrower (the April 21, 2006 Note, the October 3, 2006 Note and the October 18, 2006 Note shall collectively be referred to herein as the “Notes”); and

WHEREAS, each such Note originally provided that the principal amount thereof is due in one payment the earlier of: “(a) six months from the date of execution of the Note, (b) the date the Borrower receives an aggregate of $2,000,000 or more from the sale of its common stock, $.001 par value per share, or other securities of the Borrower following the date of issuance of this Note, or (c) the date of the occurrence of an Event of Default”; and

WHEREAS, the parties entered into an Amendment Agreement, dated effective October 21, 2006 (the “Amendment Agreement”), pursuant to which they agreed to amend the April 21, 2006 Note to extend the date the principal amount thereof is due and payable to December 31, 2006; and

WHEREAS, the parties desire to extend the date the principal amount under the Notes is due and payable by the Lender and modify the conditions under which the payment of such principal amount by the Borrower may be accelerated.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the parties agree as follows:

1.

The first full paragraph of the April 21, 2006 Note, as amended by the Amendment Agreement, is hereby further amended by deleting the language in subparagraphs (a), (b) and (c) thereof in their entirety and inserting in lieu thereof the following:

 “(a) May 31, 2007, or (b) the date of the occurrence of an Event of Default; provided that (i) in the event the Borrower receives an aggregate of $2,500,000 or more in gross proceeds from the sale of its common stock, $.001 par value per share (“Common Stock”), or other securities on or after November 6, 2006, and prior to May 31, 2007, then $100,000 of the principal amount hereof shall become immediately due and payable by the Borrower, and (ii) in the event the Borrower receives an aggregate of $5,000,000 or more from the sale of its common stock or other securities on or after November 6, 2006, and prior to May 31, 2007, the remaining $100,000 of principal amount hereof shall become immediately due and payable by the Borrower”.

2.

The first full paragraph of each of the October 3, 2006 Note and October 18, 2006 Note is hereby amended by deleting the language in subparagraphs (a), (b) and (c) thereof in their entirety and inserting in lieu thereof the following:

“(a) May 31, 2007, or (b) the date of the occurrence of an Event of Default; provided that, in the event the Borrower receives an aggregate of $5,000,000 or more from the sale of its Common Stock or other securities on or after November 6, 2006, and prior to May 31, 2007, the full principal amount hereof shall become immediately due and payable by the Borrower”.

3.

Except as set forth above, all other terms and provisions of the Notes and the Loan Agreements shall remain unchanged and in full force and effect.

4.

The Lender hereby waives any and all events of default that have occurred under the Notes following the date of each such Note and through the date hereof.

5.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflict of laws provisions of such state.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

IN WITNESS WHEREOF, the Borrower and Lender have caused this Agreement to be duly executed effective as of the date first above written.

WITNESS:

GUARDIAN TECHNOLOGIES

INTERNATIONAL, INC. (“BORROWER”)

_________________________

By:   /s/ William J. Donovan

Name:

William J. Donovan

Its:

President

WITNESS:

MICHAEL W. TRUDNAK

(“LENDER”)

_________________________

Signed:   /s/ Michael W. Trudnak

MWT Loan amendment agreement / 28228004.133